SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K



                                 CURRENT REPORT



                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934



                                April 21, 2003
                ------------------------------------------------
                Date of Report (date of earliest event reported)



                     ARMANINO FOODS OF DISTINCTION, INC.
            ----------------------------------------------------
            Exact name of registrant as specified in its charter



         Colorado                 0-18200                 84-1041418
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



                   30588 San Antonio St., Hayward, CA 94544
            ----------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code


                               (510) 441-9300
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code












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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is furnished pursuant to Item 12 [reported herein under the Item 9 caption in accordance with the guidance provided in Sec. Release Nos. 33-8216; 34-47853], is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Armanino Foods of Distinction, Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     (c)  EXHIBITS.

          99 - Press Release dated April 21, 2003.

ITEM 9. INFORMATION FURNISHED UNDER ITEM 12 - DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 21, 2003, Armanino Foods of Distinction, Inc. reported its operating results for the first quarter of 2003. The Press Release is attached hereto as Exhibit 99.

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ARMANINO FOODS OF DISTINCTION, INC.



Dated:  April 22, 2003            By:/s/ William J. Armanino
                                     William J. Armanino, President
























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